Exhibit 10.5

Stock PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”), dated as of August 7, 2026, is made by and among Spruce Biosciences, Inc., a Delaware corporation (the “Company”), and the Purchasers listed on Exhibit A hereto, together with their respective successors and assigns (each, a “Purchaser” and collectively, the “Purchasers”).

Recitals

A. The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from the registration requirement of Section 5 of the Securities Act afforded by Section 4(a)(2) thereof and/or Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the SEC under the Securities Act.

B. The Purchasers, severally, and not jointly, desire to purchase from the Company, and the Company desires to sell to the Purchasers, upon the terms and conditions stated in this Agreement, shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”) having an aggregate purchase price of $5,500,000.

C. The capitalized terms used herein and not otherwise defined have the meanings given in Article 5 hereof.

Agreement

In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Purchaser (severally and not jointly) hereby agree as follows:

Article 1

PURCHASE AND SALE
1.1
Closing.
(a)
Purchase and Sale. At the closing of the transaction contemplated by this Agreement (the “Closing”), the Company will sell and issue to each Purchaser, and each Purchaser will, severally and not jointly, purchase from the Company, the number of Shares equal to (i) the dollar amount set forth opposite such Purchaser’s name on Exhibit A hereto under the heading “Shares Subscription Amount” divided by (ii) the Market Price, rounded down to the nearest whole share, such number of Shares (as adjusted pursuant to this Section 1.1(a)) as set forth on Exhibit A hereto under the heading “Shares”.
(b)
Payment. At the Closing, each Purchaser will pay to an account designated by the Company, by wire transfer of immediately available funds, the amount set forth opposite its name on Exhibit A hereto under the heading “Shares Subscription Amount”. The Company will (i) instruct its transfer agent, Computershare Trust Company, N.A. (the “Transfer Agent”) to credit each Purchaser the number of Shares purchased by the Purchaser pursuant to Section 1.1 hereof and (ii) on the Closing Date (defined below) deliver written notice from the Company’s Transfer Agent to each Purchaser evidencing the issuance to the Purchaser of the Shares on and as of the Closing Date.
(c)
Closing Date. The Closing will take place as soon as reasonably practicable after the date hereof (the date on which the Closing actually occurs, the “Closing Date”) and the Closing will be held remotely via the exchange of documents and signatures, or at such other place as agreed upon by the Company and the Purchasers.

Article 2

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as specifically contemplated by this Agreement, the Company hereby represents and warrants to the Purchasers as of the date of this Agreement that:

2.1
Good Standing of the Company. The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the reports, schedules, forms, statements, proxy statements and other documents required to be filed by it with the SEC, pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, and including all registration statements and prospectuses filed with the SEC, the “SEC Documents”) and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such qualification, in each case, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect on the Company.
2.2
Authorization of Capital Stock. The authorized capital stock of the Company consists of 200,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock. As of December 31, 2025, 1,372,043 shares of Common Stock were issued and outstanding and no shares of Preferred Stock were issued and outstanding. The shares of capital stock of the Company, including the Common Stock outstanding prior to the issuance of the Shares, have been duly authorized and are validly issued, fully paid and non-assessable and were not issued in violation of the preemptive or similar rights of any security holder of the Company. The issuance and sale of the Shares will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers). There are no outstanding securities or instruments of the Company with any provision that adjusts the exercise, conversion, exchange or reset price of such security or instrument upon an issuance of securities by the Company. There are no outstanding securities or instruments of the Company that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company.
2.3
Authorization of Shares. The Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights of stockholders of the Company.
2.4
Private Placement. Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, or taken any other action under any circumstances that would require registration of the Shares under the Securities Act. Assuming the accuracy of the representations and warranties of the Purchasers contained in Article 3 hereof, the issuance of the Shares is exempt from registration under the Securities Act.
2.5
Authorization and Execution of Agreement. This Agreement has been duly authorized, executed and delivered by the Company. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. All corporate action required to be taken by the Board of Directors of the Company and stockholders in order to authorize the Company to enter into this Agreement, and to issue the Shares at the Closing, has been taken or will be taken prior to the Closing. All action on the part of the officers of the Company necessary for the execution and delivery of this Agreement, the performance of all obligations of the Company under this Agreement to be performed as of the Closing, and the issuance and delivery of the Shares has been taken or will be taken prior to the Closing. This Agreement, when executed and delivered by the Company, shall constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.
2.6
Absence of Defaults and Conflicts. The Company is not (i) in violation of its charter, by-laws or similar incorporation or organizational documents, (ii) in violation or default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject or (iii) in violation of any instrument, judgment, order, writ or decree (collectively, “Agreements and Instruments”), except in the case of clauses (ii) and (iii), for such violations and defaults that would not result in a Material Adverse Effect on the Company; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement, and compliance by the Company with its obligations under this Agreement, do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or result in a breach of any of the terms and provisions of, or constitute a default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, the Agreements and Instruments, nor will such action result in any violation of the provisions of the charter, by-laws or similar organizational documents of the Company or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its assets, properties or operations, except in each case (other than with respect to such charter, by-laws or similar organizational documents of the Company) for such conflicts, violations, breaches or defaults which would not reasonably be expected to result in a Material Adverse Effect on the Company. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness that is material to the operations or financial results of the Company (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company.
2.7
Absence of Further Requirements. Assuming the accuracy of the representations made by the Purchasers in Article 3 of this Agreement, no filing with, or authorization, approval, consent, license, order, registration, exemption, qualification or decree of, any court or governmental authority or agency or any sub-division thereof is required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Shares under this Agreement or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the Securities Act or the rules and regulations of the SEC thereunder, state securities or blue sky laws, the rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or Nasdaq.
2.8
No Material Adverse Effect. Except as otherwise disclosed in the SEC Documents, subsequent to the respective dates as of which information is given in the SEC Documents:
(a)
the Company has not sustained any material loss or material interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree,
(b)
there has not been any change in the capital stock or increase in short-term or long-term debt of the Company, other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options, the vesting and settlement of restricted stock units or the automatic increases in shares of Common Stock available under the Company’s incentive plans, in each case, as described in the SEC Documents,

(c)
there has not been any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not caused, individually or in the aggregate, a Material Adverse Effect,
(d)
there has not been any waiver or compromise by the Company of a valuable right or of a material debt owed to it,
(e)
there has not been any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company (as such business is presently conducted),
(f)
there has not been any change or amendment to the Company’s Certificate of Incorporation or Bylaws, or material change to any material contract or arrangement by which the Company is bound or to which any of its assets or properties is subject,
(g)
there has not been any material labor difficulties or, to the Company’s knowledge, labor union organizing activities with respect to employees of the Company,
(h)
there has not been any material transaction entered into by the Company other than in the ordinary course of business,
(i)
there has not been any loss of the services of any executive officer (as defined in Rule 405 under the Securities Act) and
(j)
there has not occurred any Material Adverse Effect, or any development that would reasonably be expected to result in a prospective Material Adverse Effect, in or affecting the condition, financial or otherwise, or in or affecting the revenues, business, assets, management, financial position, stockholders’ equity, operations or results of operations or prospects of the Company.
2.9
Absence of Proceedings. There are no legal or governmental proceedings, inquiries or investigations pending or, to the Company’s knowledge, threatened to which the Company or any officer or director of the Company (in their capacity as such) is a party or to which any of the properties of the Company is subject, other than proceedings accurately described in all material respects in the SEC Documents or proceedings that would not have a Material Adverse Effect on the Company, or on the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement.
2.10
Investment Company Act of 1940. The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described herein will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.
2.11
Title to Real and Personal Property. Except as set forth in the SEC Documents, the Company has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it which is material to the business of the Company, in each case free and clear of all liens, encumbrances and defects, except such as are described in the SEC Documents or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company; and any real property and buildings held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company.

2.12
Intellectual Property Rights. (i) Except as disclosed in the SEC Documents, or as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and to the Company’s knowledge, the Company owns, possesses or has the legal right to all patents, trademarks, service marks, trade names, domain names and other source indicators, copyrights and copyrightable works, know-how (including trade secrets, data and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), software, proprietary or confidential information and all other worldwide intellectual property and proprietary rights (including all registrations, and applications for registration of, and all goodwill associated with, the foregoing) (collectively, “Intellectual Property”) used in, or necessary for, the conduct of its business as currently conducted and as proposed to be conducted as disclosed in the SEC Documents; (ii) to the Company’s knowledge, the Company’s conduct of its businesses has not infringed, misappropriated or otherwise violated in any material respect, and does not infringe, misappropriate or otherwise violate in any material respect, any valid and enforceable Intellectual Property rights of any person; (iii) except as disclosed in the SEC Documents, there is no claim, action, suit, investigation or proceeding pending against, or, to the Company’s knowledge, threatened against, the Company (A) based upon, or challenging or seeking to deny or restrict, any rights of the Company in any Intellectual Property owned by or exclusively licensed by the Company, (B) challenging the ownership, validity, enforceability or scope of any Intellectual Property owned or exclusively licensed by the Company, or (C) alleging that the Company has infringed, misappropriated or otherwise violated any Intellectual Property of any person in any material respect; (iv) to the Company’s knowledge, the Intellectual Property owned or exclusively licensed by the Company has not been infringed, misappropriated or otherwise violated by any person; (v) none of the Intellectual Property owned or exclusively licensed by the Company has been adjudged invalid or unenforceable and, to the Company’s knowledge, all Intellectual Property owned or exclusively licensed by the Company is valid and enforceable; (vi) the Company has taken reasonable steps in accordance with normal industry practice to maintain the confidentiality of all Intellectual Property of the Company the value of which to the Company is contingent upon maintaining the confidentiality thereof, and, to the Company’s knowledge, no such Intellectual Property has been disclosed other than to employees, representatives, and agents of the Company, all of whom are bound by written confidentiality agreements; (vii) no present or former employee, officer, or director of the Company, or agent or outside contractor or consultant of the Company, holds any right, title or interest, directly or indirectly, in whole or in part, in or to any Intellectual Property owned, purported to be owned, or licensed by the Company; (viii) each current and former employee and officer of the Company has executed an agreement with the Company regarding confidentiality and proprietary information in the form or forms made available to counsel for the Purchasers; and (ix) no employee of the Company has misappropriated any trade secrets or other confidential information of any other Person in the course of the performance of his or her duties as an employee of the Company.

The computer software, computer hardware, firmware, networks, interfaces and related systems (collectively, “Computer Systems”) used by the Company are sufficient for the conduct of the Company’s business in all material respects as now conducted or as proposed in the SEC Documents to be conducted, and there have been no material failures, crashes, security breaches or other adverse events affecting the Computer Systems which has caused material disruption to the business of the Company. The Company, and any directors, members, employees, agents, officers, managers, and other representatives of any of the Company, comply with and have at all times complied with, in all material respects, all Privacy Laws applicable to the Company or to the conduct of the business or operations of the Company.

2.13
Insurance. Except as set forth in the SEC Documents, the Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which it is engaged; the Company has not been refused any coverage sought or applied for; and the Company does not have any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect on the Company.
2.14
Licenses and Permits. Except as set forth in the SEC Documents, the Company possesses all certificates, authorizations, consents, approvals, orders, licenses and permits issued by the appropriate federal, state or foreign regulatory authorities (collectively, the “Permits”), including the FDA and any other state, federal or foreign agencies or bodies engaged in the regulation of pharmaceuticals or biohazardous materials, necessary to conduct its business as now conducted and described in the SEC Documents, other than such certificates, authorizations, consents, approvals, orders, licenses and permits, the lack of which would not individually or in the aggregate have a Material Adverse Effect on the Company. Except as otherwise disclosed in the SEC Documents, all of such Permits are valid and in full force and effect, except where the invalidity of such Permits or the failure to be in full force and effect, individually or in the aggregate, would not have a Material Adverse Effect on the Company. Except as otherwise disclosed in the SEC Documents, there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or investigation that individually or in the aggregate would reasonably be expected to lead to the revocation, modification, termination, suspension or any other impairment of the rights of the holder of any such Permit which revocation, modification, termination, suspension or other impairment would have a Material Adverse Effect on the Company.
2.15
FDA. As to each product subject to the jurisdiction of the FDA under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder (“FDCA”) that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by the Company (each such product, a “Pharmaceutical Product”), such Pharmaceutical Product is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by the Company in compliance with all applicable requirements under FDCA and similar laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports, except where the failure to be in compliance would not have a Material Adverse Effect. There is no pending, completed or, to the Company's knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company, and the Company has not received any notice, warning letter or other communication from the FDA or any other governmental entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Pharmaceutical Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Pharmaceutical Product, (iii) imposes a clinical hold on any clinical investigation by the Company, (iv) enjoins production at any facility of the Company, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company, or (vi) otherwise alleges any violation of any laws, rules or regulations by the Company, and which, either individually or in the aggregate, would have a Material Adverse Effect. The properties, business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA. The Company has not been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by the Company.
2.16
Accounting Controls. The Company has taken all actions reasonably necessary to ensure that, within the time period required by applicable law, the Company will have established and will maintain a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with United States generally accepted accounting principles (“U.S. GAAP”). Except as set forth in the SEC Documents, since the end of the Company’s most recent audited fiscal year, there has been (A) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (B) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.
2.17
Disclosure Controls. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the applicable requirements of the Exchange Act; and such disclosure controls and procedures have been designed to ensure that (i) material information relating to the Company is made known to the Company’s principal executive officer and principal financial officer by others within the Company and (ii) information required to be disclosed by the Company in reports that it files, furnishes or submits under the Exchange Act is recorded, processed, summarized and reported within the timeframes specified in the SEC’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company has carried out evaluations of the effectiveness of its disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act. Since the end of the Company’s most recent audited fiscal year, there have been no identified material weaknesses in the Company’s internal control over financial reporting (whether or not remediated) and no change in the Company’s internal control over financial reporting that has materially affected, or would reasonably be expected to materially affect, the Company’s internal control over financial reporting. The Company is not aware of any change in its internal controls over financial reporting that has occurred during its most recent fiscal quarter that has materially affected, or would reasonably be expected to materially affect, the Company’s internal control over financial reporting.
2.18
Independent Accountants. BDO USA, LLP, who have certified the Financial Statements and supporting schedules of the Company that are included in the SEC Documents, is an independent registered public accounting firm with respect to the Company as required by the Securities Act and the rules and regulations of the SEC thereunder.
2.19
SEC Documents. The Company has timely filed or furnished the SEC Documents required to be filed or furnished by it with the SEC pursuant to the reporting requirements of the Exchange Act. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents (including any audited or unaudited financial statements and any notes thereto or schedules included therein), at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. There are no material outstanding or unresolved comments in comment letters from the staff of the Division of Corporation Finance of the SEC with respect to any of the SEC Documents as of the date hereof. The Company meets the requirements for use of Form S-3 under the Securities Act. At the time of filing thereof, the SEC Documents complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the SEC thereunder.
2.20
Financial Statements. (a) The Financial Statements, together with the related schedules and notes, present fairly, in all material respects, the financial position of the Company at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company for the periods specified; said Financial Statements have been prepared in conformity with U.S. GAAP applied on a consistent basis throughout the periods involved except, in the case of unaudited interim financial statements, for normal year-end audit adjustments and the exclusion of footnotes. (b) Except as set forth in the SEC Documents, there are no off-balance sheet arrangements, outstanding guarantees or other contingent obligations of the Company that would reasonably be expected to have a Material Adverse Effect on the Company. There are no transactions, arrangements or other relationships between and/or among the Company, any of its affiliates (as such term is defined in Rule 405 of the Securities Act) and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity, that would reasonably be expected to materially affect the Company’s liquidity or the availability of or requirements for its capital resources required to be described in SEC Documents which have not been described as required.
2.21
Tax Liabilities and Reserves. Other than as set forth in the SEC Documents, any tax returns required to be filed by the Company in any jurisdiction have been filed and any taxes, including any withholding taxes, excise taxes, penalties and interest, assessments and fees and other charges due or claimed to be due from the Company have been paid, other than any of those being contested in good faith and for which adequate reserves have been provided or any of those currently payable without penalty or interest, except to the extent that the failure to so file or pay would not result in a Material Adverse Effect on the Company. There is no proposed tax deficiency, assessment, charge or levy against the Company, as to which a reserve would be required to be established under U.S. GAAP, that has not been so reserved or that should be disclosed in the SEC Documents that has not been so disclosed, except for any such deficiency, assessment, charge or levy which, individually or in the aggregate, would not have a Material Adverse Effect on the Company.
2.22
Related Party Transactions. Other than the transactions contemplated by this Agreement, no relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, stockholders, licensees, licensors or suppliers of the Company, on the other hand, that is required to be described in the SEC Documents which is not so described. There are no outstanding loans, advances (except normal advances for business expense in the ordinary course of business) or guarantees of indebtedness by the Company, to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as otherwise disclosed in the SEC Documents.
2.23
Commission Agreements. The Company is not a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company for a brokerage commission, finder’s fee or like payment in connection with any transaction contemplated by this Agreement.
2.24
Foreign Corrupt Practices Act. Except as otherwise disclosed in the SEC Documents, neither the Company nor, to the Company’s knowledge, any of its affiliates, directors, officers, employees, agents or other person acting on behalf of the Company is aware of or has taken any action, directly or indirectly, that would result in a material violation by such person of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company and, to the Company’s knowledge, its affiliates have conducted their businesses in material compliance with the FCPA and any other applicable anti-bribery or anti-corruption law, and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.
2.25
Use of Proceeds. The Company shall use the net proceeds of the sale of the Shares hereunder exclusively for the creation and distribution of two lots of Drug Substance for Expanded Access, which, for the sake of clarity, shall include creating the Drug Product, finishing/filling of Drug Product, labeling of Drug Product, packaging and bulk shipments of Drug Product, the QP Release and agent costs, and creating the Administration Kits, all explicitly for the Expanded Access program.
2.26
Acknowledgment Regarding Purchasers’ Purchase of Shares. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity with respect to the Company) with respect to this Agreement, the transactions contemplated hereby or the process leading thereto, the Purchasers have no obligation to the Company with respect to the transactions contemplated by this Agreement except those obligations expressly set forth in this Agreement to which they are a party, and any advice given by any Purchaser or any of their respective representatives or agents to the Company in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Purchaser’s purchase of the Shares. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement has been based on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.
2.27
No Manipulation of Stock. The Company has not taken, and no Person acting on its behalf has taken, directly or indirectly, any action designed to cause or result in the stabilization or manipulation of the price of the Common Stock or any security of the Company to facilitate the sale or resale of any of the Shares.

2.28
Never a Shell Company. The Company has never been an issuer subject to Rule 144(i) under the Securities Act.
2.29
Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.
2.30
The Nasdaq Capital Market. The Common Stock is listed on The Nasdaq Capital Market, and to the Company’s knowledge, there are no proceedings to revoke or suspend such listing. Except as otherwise disclosed in the SEC Documents, the Company is in material compliance with the requirements of Nasdaq for continued listing of the Common Stock thereon and any other Nasdaq listing and maintenance requirements.
2.31
No Disqualification Events. None of the Company, any of its predecessors, any director, executive officer, other officer of the Company participating in the offering contemplated hereby, any beneficial owner (as that term is defined in Rule 13d-3 under the Exchange Act) of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, or any “promoter” (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of the Closing (each, a “Covered Person” and, together, “Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”). The Company has exercised reasonable care to determine (i) the identity of each person that is a Covered Person; and (ii) whether any Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e). With respect to each Covered Person, the Company has established procedures reasonably designed to ensure that the Company receives notice from each such Covered Person, and will notify the Purchasers in writing, of (x) any Disqualification Event relating to that Covered Person, and (y) any event that would, with the passage of time, become a Disqualification Event relating to that Covered Person; in each case occurring up to and including the Closing Date. The Company is not for any other reason disqualified from reliance upon Rule 506 of Regulation D for purposes of the offer and sale of the Shares.
2.32
Subsidiaries. The Company does not have any subsidiaries and does not otherwise own any shares of capital stock or any interest in any other Person. The Company does not control directly or indirectly or have any direct or indirect equity participation or similar interest in any corporation, partnership, limited liability company, joint venture, trust or other business association or entity.
2.33
Subchapter C Corporation. The Company is classified as a Subchapter C corporation for U.S. federal tax purposes. The Company agrees that, during such time as Purchaser is an owner of Shares, the Company may only change the tax classification of the Company with advance written notice to each Purchaser of at least thirty (30) days and permit each Purchaser to assign its Shares to a wholly owned subsidiary of Purchaser.
Article 3

PURCHASER’S REPRESENTATIONS AND WARRANTIES

Each Purchaser represents and warrants to the Company, with respect solely to itself and its purchase hereunder, that as of the Closing (or, in the case of Section 3.1, as of the date of this Agreement):

3.1
Investment Purpose. The Purchaser is purchasing the Shares for its own account and not with a present view, toward the public sale or distribution thereof and has no intention of selling or distributing any of such Shares or any arrangement or understanding with any other Persons regarding the sale or distribution of such Shares except as would not result in a violation of the Securities Act. The Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except pursuant to and in accordance with the Securities Act.
3.2
Information. The Purchaser has been furnished with all relevant materials relating to the business, finances and operations of the Company necessary to make an investment decision, and materials relating to the offer and sale of the Shares, that have been requested by the Purchaser, including, without limitation, the SEC Documents, and the Purchaser has had the opportunity to review the SEC Documents. The Purchaser has been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the SEC Documents and the Company’s representations and warranties contained in the Agreement. The Purchaser also specifically acknowledges that the Company would not enter into this Agreement or any related documents in the absence of such Purchaser’s representations and acknowledgments set out in this Agreement, and that this Agreement, including such representations and acknowledgments, are a fundamental inducement to the Company, and a substantial portion of the consideration provided by such Purchaser, in this transaction, and that the Company would not enter into this transaction but for this inducement.
3.3
Acknowledgement of Risk.
(a)
The Purchaser acknowledges and understands that its investment in the Shares involves a significant degree of risk, including, without limitation, (i) the Company remains a development stage business with limited operating history and requires substantial funds in addition to the proceeds from the sale of the Shares; (ii) an investment in the Company is speculative, and only Purchasers who can afford the loss of their entire investment should consider investing in the Company and the Shares; (iii) the Purchaser may not be able to liquidate its investment; (iv) transferability of the Shares is extremely limited; (v) in the event of a disposition of the Shares, the Purchaser could sustain the loss of its entire investment; and (vi) the Company has not paid any dividends on its Common Stock since inception and does not anticipate the payment of dividends in the foreseeable future. Such risks are more fully set forth in the SEC Documents;
(b)
The Purchaser is able to bear the economic risk of holding the Shares for an indefinite period, and has knowledge and experience in financial and business matters such that it is capable of evaluating the risks of the investment in the Shares; and
(c)
The Purchaser has, in connection with the Purchaser’s decision to purchase the Shares, not relied upon any representations or other information (whether oral or written) other than as set forth in the representations and warranties of the Company contained herein and the information disclosed in the SEC Documents, and the Purchaser has, with respect to all matters relating to this Agreement and the offer and sale of the Shares, relied solely upon the advice of such Purchaser’s own counsel and has not relied upon or consulted any counsel to the Company.
3.4
Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares or an investment therein.
3.5
Transfer or Resale. The Purchaser understands that:
(a)
the offer and sale of the Shares has not been and is not being registered under the Securities Act or any applicable state securities laws and, consequently, the Purchaser may have to bear the risk of owning the Shares for an indefinite period of time because the Shares may not be transferred unless (i) the resale of the Shares is registered pursuant to an effective registration statement under the Securities Act; or (ii) the Shares are sold or transferred pursuant to Rule 144 or another available exemption from the registration requirements of the Securities Act;
(b)
any sale of the Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and, if Rule 144 is not applicable, any resale of the Shares under circumstances in which the seller (or the Person through whom the sale is made) is deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and
(c)
neither the Company nor any other Person is under any obligation to register the resale of the Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.
3.6
Legends.
(a)
The Purchaser understands the book entries representing the Shares will bear a restrictive legend in substantially the following form, in addition to any other legend required by applicable state securities laws or as may be appropriate to legend any restrictions on transfer set forth in this Agreement (and a stop-transfer order may be placed against transfer of the book entries for such Shares):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD, PLEDGED, HYPOTHECATED OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

(b)
The Purchaser may request that the Company remove, and the Company agrees to authorize the removal of any legend from any Shares issued to such Purchaser (i) following any sale, or certification by a Purchaser of the expected sale, of such Shares pursuant to Rule 144, or (ii) if such Shares are eligible for sale under Rule 144 following the expiration of the one-year holding requirement under subparagraphs (b)(1)(i) and (d) thereof and the Purchaser is not an affiliate of the Company, in each case following receipt from the Purchaser of an appropriate certification to such effect. Following the time a legend is no longer required for the Shares under this Section 3.6(b), the Company will, no later than five Trading Days following the delivery by a Purchaser to the Company or the Company’s Transfer Agent of the appropriate certifications that the applicable requirements have been satisfied deliver or cause to be delivered to such Purchaser a certificate or evidence of book entry representing such securities that is free from all restrictive and other legends or, in the case of Shares, if requested by Purchaser, by crediting such Shares to the account of the Purchaser or its designee with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system (“DWAC Delivery”). The Company shall be responsible for the fees of its Transfer Agent and all DTC fees associated with such issuance.
3.7
Authorization; Enforcement. The Purchaser has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The Purchaser has taken all necessary action to authorize the execution, delivery and performance of this Agreement. Upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity and except as rights to indemnity and contribution may be limited by state or federal securities laws or public policy underlying such laws.
3.8
Residency. Unless the Purchaser has otherwise notified the Company in writing, the Purchaser is a resident of the jurisdiction set forth immediately below such Purchaser’s name on the signature pages hereto.
3.9
Accredited Investor Status. As of the date of this Agreement, the Purchaser is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D of the Securities Act and has such knowledge and experience in financial and business matters as to be able to protect its own interests in connection with an investment in the Shares. The Purchaser further represents and warrants that (x) it is capable of evaluating the merits and risk of such investment, and (y) that it has not been organized for the purpose of acquiring the Shares.
Article 4

CONDITIONS TO CLOSING
4.1
Conditions to Obligations of the Company. The Company’s obligation to complete the purchase and sale of the Shares to each Purchaser at the Closing is subject to the waiver by the Company or fulfillment as of the Closing Date, as the case may be, of the following conditions:
(a)
Receipt of Funds. The Company shall have received immediately available funds in the full amount of the Shares Subscription Amount for the Shares being purchased in the Closing hereunder as set forth opposite such Purchaser’s name on Exhibit A hereto.
(b)
Representations and Warranties. The representations and warranties made by each Purchaser in Article 3 hereof shall be true and correct in all material respects (or, to the extent representations or warranties are qualified by materiality, in all respects) as of the Closing Date (unless made as of a specified date therein, which such representations and warranties shall be true and correct in all material respects (or, to the extent such representations and warranties are qualified by materiality, in all respects) as of such date).
(c)
Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by each Purchaser on or prior to the Closing Date shall have been performed or complied with in all material respects.
(d)
Blue Sky. The Company shall have obtained all necessary blue sky law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of the Shares.
(e)
No Governmental Prohibition. The sale of the Shares by the Company shall not be prohibited by any law or governmental order or regulation.
4.2
Conditions to Purchasers’ Obligations. Each Purchaser’s obligation to complete the purchase and sale of the Shares is subject to the waiver by such Purchaser or fulfillment as of the Closing Date, as the case may be, of the following conditions:
(a)
Representations and Warranties. The representations and warranties made by the Company in Article 2 hereof shall be true and correct in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) as of the Closing Date (unless made as of a specified date therein, which such representations and warranties shall be true and correct in all material respects (or, to the extent such representations and warranties are qualified by materiality, in all respects) as of such date).

(b)
Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.
(c)
Blue Sky. The Company shall have obtained all necessary blue sky law permits and qualifications, or secured exemptions therefrom, required by any state or foreign or other jurisdiction for the offer and sale of the Shares.
(d)
Nasdaq Qualification.
(i)
The Common Stock shall be listed on the Nasdaq and shall not have been suspended, as of the Closing Date, by the SEC or Nasdaq from trading thereon nor shall suspension by the SEC or Nasdaq have been threatened, as of the Closing Date, either (i) by the SEC or Nasdaq or (ii) by falling below the minimum listing maintenance requirements of Nasdaq (with a reasonable prospect of delisting occurring after giving effect to all applicable notice, appeal, compliance and hearing periods).
(ii)
The Shares to be issued shall be duly authorized for listing by Nasdaq, subject to official notice of issuance, to the extent required by the rules of Nasdaq.
(e)
No Governmental Prohibition. The sale of the Shares by the Company shall not be prohibited by any law or governmental order or regulation.
(f)
No Material Adverse Effect. There shall not have occurred any Material Adverse Effect, or any development that could reasonably be expected to result in a Material Adverse Effect, since the date hereof.
(g)
Transfer Agent Instructions. The Company shall have delivered to its Transfer Agent irrevocable instructions to issue to such Purchaser or in such nominee name(s) as designated by such Purchaser in writing such number of Shares set forth opposite such Purchaser’s name on Exhibit A hereto and a copy of such instructions shall have been delivered to Purchaser.
(h)
Absence of Litigation. No writ, order, stay, stipulation, determination, judgment or injunction (preliminary or permanent), award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order, executive order, decree, statute, rule or regulation of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining, preventing, or restraining, or seeking to enjoin, prevent or restrain, or which has effect of making the consummation of the transactions contemplated hereby illegal or otherwise prohibiting any of the transactions contemplated hereby, and no action or proceeding seeking to impose such injunction, prohibition or restrain shall have been, to the Company’s knowledge, threatened against the Company.
(i)
Authorizations and Consents. The Company shall have obtained any and all authorizations, consents, permits, approvals, registrations and waivers necessary for the consummation of the purchase and sale of the Shares and the consummation of the other transactions contemplated by this Agreement, all of which shall be in full force and effect.
(j)
No Stop Orders. No stop order shall have been imposed by Nasdaq, the SEC or any other governmental or regulatory body with respect to public trading in the Common Stock.
Article 5

DEFINITIONS

5.1
“Administration Kits” means kits that provide all necessary equipment and information for the enzyme replacement administration.
5.2
“Affiliate” means, with respect to any Person (as defined below), any other Person controlling, controlled by or under direct or indirect common control with such Person (for the purposes of this definition “control,” when used with respect to any specified Person, shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing).
5.3
“Agreement” has the meaning set forth in the preamble.
5.4
“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.
5.5
“Closing” has the meaning set forth in Section 1.1(a).
5.6
“Closing Date” has the meaning set forth in Section 1.1(c).
5.7
“Common Stock” has the meaning set forth in Recital B to this Agreement.
5.8
“Computer Systems” has the meaning set forth in Section 2.12.
5.9
“Drug Product” means the final enzyme replacement drug to use in humans.
5.10
“Drug Substance” means the active ingredients that go into making the final Drug Product.
5.11
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
5.12
“Expanded Access” means the enzyme replacement treatment for children that do not qualify for the planned Phase III clinical trial.
5.13
“FDA” means the United States Food and Drug Administration.
5.14
“Financial Statements” means the financial statements of the Company included in the SEC Documents.
5.15
“Market Price” means a price per share of Common Stock equal to the lower of (i) the Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) on the Trading Day immediately preceding the date of this Agreement and (ii) the average Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) for the five (5) consecutive Trading Days ending on (and including) the Trading Day immediately preceding the date of this Agreement.
5.16
“Material Adverse Effect” means a change, event, development, occurrence, condition, state of fact or effect (each an “Effect”) which, individually or in the aggregate with all other Effects that have occurred through the date of determination, has had or would reasonably be expected to have (a) a material adverse effect on the business, operations, prospects, assets and liabilities or condition (financial or otherwise) of the Company, taken as a whole, (b) has had or would reasonably be expected to have a material adverse effect on, or otherwise prevent or materially impair, the ability of the Company to perform its obligations pursuant to the transactions contemplated by this Agreement, or (c) has had or would reasonably be expected to have a material adverse effect on, or otherwise prevent or materially impair, the legality or enforceability of this Agreement or the Shares.
5.17
“Nasdaq” means the Nasdaq Stock Market LLC.

5.18
“Person” means any person, individual, corporation, limited liability company, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).
5.19
“Preferred Stock” means the preferred stock, par value $0.0001 per share, of the Company.
5.20
“Privacy Laws” means all applicable laws and regulations concerning the privacy, security, or processing of personal information. Without limiting the foregoing, Privacy Laws include: the Federal Trade Commission Act, the California Consumer Privacy Act of 2018, as amended by the California Privacy Rights Act of 2020, the California Online Privacy Protection Act, the Health Insurance Portability and Accountability Act of 1996, as amended and supplemented by the Health Information Technology for Economic and Clinical Health Act of the American Recovery and Reinvestment Act of 2009, the General Data Protection Regulation (Regulation (EU) 2016/679), the UK General Data Protection Regulation and the Data Protection Act 2018, and all other similar international, federal, state, provincial, and local laws.
5.21
“Purchasers” has the meaning set forth in the preamble.
5.22
“QP Release” means the requirement to confirm that the active substance has been manufactured in accordance with good manufacturing practice for medicinal products.
5.23
The terms “register,” “registered” and “registration” refer to the registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.
5.24
“Rule 144” means Rule 144 promulgated under the Securities Act, or any successor rule.
5.25
“SEC” means the United States Securities and Exchange Commission.
5.26
“SEC Documents” has the meaning set forth in Section 2.1.
5.27
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute.
5.28
“Shares” has the meaning set forth in Recital B to this Agreement.
5.29
“Shares Subscription Amount” has the meaning set forth in Section 1.1(a).
5.30
“Trading Day” means a day on which the principal Trading Market is open for trading.
5.31
“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, Nasdaq, or the New York Stock Exchange (or any successors to any of the foregoing).
5.32
“Transaction Documents” means this Agreement, all exhibits and schedules hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.
5.33
“Transfer Agent” has the meaning set forth in Section 1.1(b).

Article 6

GOVERNING LAW; MISCELLANEOUS
6.1
Governing Law; Jurisdiction; Attorney’s Fees; Waiver of Jury Trial. This Agreement will be governed by and interpreted in accordance with the laws of the State of Delaware. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of Delaware located in New Castle County and the United States District Court for the District of Delaware for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. To the extent that the Company has or hereafter may acquire any immunity (on the grounds of sovereignty or otherwise) from the jurisdiction of any court or from any legal process with respect to itself or its property, the Company irrevocably waives, to the fullest extent permitted by law, such immunity in respect of any suit, action or proceeding. In any dispute arising out of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and costs only if the court determines that the non-prevailing party brought its claims or defenses without substantial legal or factual basis or in bad faith. TO THE EXTENT ALLOWABLE UNDER APPLICABLE LAW, EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.
6.2
Counterparts; Signatures by Facsimile. This Agreement may be executed in counterparts, all of which are considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other parties. This Agreement may also be executed and delivered by facsimile signature, PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000 (e.g., www.docusign.com).
6.3
Headings. The headings of this Agreement are for convenience of reference only, are not part of this Agreement and do not affect its interpretation.
6.4
Severability. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision will be deemed modified in order to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.
6.5
Survival. The representations and warranties contained herein shall survive the Closing and each delivery of the Shares.

6.6
Entire Agreement; Amendments. This Agreement (including all schedules and exhibits hereto) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchasers which purchased at least 50.1% in interest of the Shares based on the Shares Subscription Amount hereunder (or, prior to the Closing, the Company and each Purchaser) or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought, provided that if any amendment, modification or waiver disproportionately and adversely impacts a Purchaser (or group of Purchasers), the consent of such disproportionately impacted Purchaser (or group of Purchasers) shall also be required. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any proposed amendment or waiver that disproportionately, materially and adversely affects the rights and obligations of any Purchaser relative to the comparable rights and obligations of the other Purchasers shall require the prior written consent of such adversely affected Purchaser. Any amendment or waiver effected in accordance with this Section 6.6 shall be binding upon each Purchaser and holder of Shares and the Company. No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Shares or otherwise.
6.7
Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by email or facsimile if sent during normal business hours of the recipient, and if sent at a time other than during normal business hours of the recipient, then on the next Business Day (provided, with respect to notices sent by email so long as such sent email is kept on file by the sending party and the sending party does not receive an automatically generated message that such email could not be delivered to such recipient), (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one Business Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. The addresses for such communications are:

If to the Company: Spruce Biosciences, Inc.

611 Gateway Boulevard, Suite 740

South San Francisco, CA 94080

Attn: Samir Gharib

With a copy to: Cooley LLP

55 Hudson Yards

New York, NY 10001

Attn: Jason Kent

If to a Purchaser: To the address set forth immediately below such Purchaser’s name on the signature pages hereto. Each party will provide prompt written notice to the other parties of any change in its address.

6.8
Successors and Assigns. This Agreement is binding upon and inures to the benefit of the parties and their successors and assigns. The Company will not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers, and no Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company.
6.9
Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto, their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.
6.10
Further Assurances. Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
6.11
Remedies Cumulative. The rights and remedies of the parties are cumulative and not alternative.
6.12
Equitable Relief. The Company acknowledges and agrees that the Company’s failure to perform or discharge any of its obligations under this Agreement will result in irreparable damage to the Purchasers and that monetary damages, even if available, would provide inadequate relief to the Purchasers. The Company therefore agrees that the Purchasers are entitled to seek temporary and permanent injunctive relief, including specific performance, in any such case and waives any requirement for the posting of a bond. Each Purchaser also acknowledges and agrees that its failure to perform or discharge any of its obligations under this Agreement will result in irreparable damage to the Company and that monetary damages, even if available, would provide inadequate relief to the Company. Each Purchaser therefore agrees that the Company is entitled to seek temporary and permanent injunctive relief, including specific performance, in any such case and waives any requirement for the posting of a bond.
6.13
Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for any liability or the performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group (within the meaning of Section 13(d)(3) of the Exchange Act), or are deemed affiliates with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers. Notwithstanding anything to the contrary in the foregoing, each of the Purchasers has been advised, and is being advised by this Agreement, to consult with an attorney before executing this Agreement, and each Purchaser has consulted (or had an opportunity to consult) with counsel of such Purchaser’s choice concerning the terms and conditions of this Agreement for a reasonable period of time prior to the execution hereof and thereof.
6.14
No Waiver of Rights. All waivers hereunder must be made in writing and executed by the party against whom enforcement of such waiver is sought, and the failure of any party at any time to require another party’s performance of any obligation under this Agreement shall not affect the right subsequently to require performance of that obligation. Any waiver of any breach of any provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision or a waiver or modification of any other provision.
6.15
Payments. All payments made by or on behalf of the Company or any of their Affiliates to any Purchaser or its assigns, successors or designees pursuant to this Agreement shall be without withholding, set-off, counterclaim or deduction of any kind.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned has caused this Stock Purchase Agreement to be duly executed as of the date first above written.

Spruce Biosciences, Inc.

By: _________________________________

Name: _________________________________

Title: _________________________________

IN WITNESS WHEREOF, the undersigned has caused this Stock Purchase Agreement to be duly executed as of the date first above written.

Purchasers:

Cure Sanfilippo Foundation

By: _________________________________

Name: _________________________________

Title: _________________________________

Address:

_________________________________

_________________________________

Email: _________________________________

National MPS Society

By: _________________________________

Name: _________________________________

Title: _________________________________

Address:

_________________________________

_________________________________

Email: _________________________________

EXHIBIT A

SCHEDULE OF PURCHASERS